SCHEDULE 14 A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                       [ X ]

Filed by a Party other than the Registrant    [   ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                RICA FOODS, INC.
        ----------------------------------------------------------------
                (Name Of Registrant As Specified In Its Charter)
        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
      5)  Total fee paid:
          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount previously paid:
          ----------------------------------------------------------------------
      2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------
      3)  Filing Party:
          ----------------------------------------------------------------------
      4)  Date Filed:
          ----------------------------------------------------------------------

                                RICA FOODS, INC.
                                240 CRANDON BLVD.
                                    SUITE 115
                          KEY BISCAYNE, FLORIDA, 33149

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 31, 2001

To the Shareholders of
Rica Foods, Inc.:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Rica Foods, Inc., a Nevada corporation (the "Company") will be held on August 31, 2001, at 10:00 a.m., local time, at the Sheraton Biscayne Bay Hotel, 495 Brickell Avenue, Miami, Florida, 33131, for the following purposes:

1. To elect nine members of the Company's Board of Directors to hold office until the Annual Meeting of Shareholders of the Company's fiscal year 2002, or until their successors are duly elected and qualified;

2. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ended September 30, 2001; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      All  shareholders  are  cordially   invited  to  attend;   however,   only
      shareholders of record at the close of business on July 2, 2001 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                             By Order of the Board of Directors,


                                             MONICA CHAVES
                                             SECRETARY

Coral Gables, Florida
July 18, 2001

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                RICA FOODS, INC.

                       ----------------------------------
                                 PROXY STATEMENT
                       ----------------------------------

                     August 31, 2001, 10:00 a.m. local time,
                Sheraton Biscayne Bay Hotel, Miami, Florida 33131

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Rica Foods, Inc., a Nevada corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the 2001 Annual Meeting of Shareholders of the Company to be held at the Sheraton Biscayne Bay Hotel, 495 Brickell Avenue, Miami, Florida 33131, on August 31, 2001, at 10:00 a.m. local time, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

     The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is July 18, 2001. Shareholders should review the information provided herein in conjunction with the Company's 2000 Annual Report on Form 10-K, which accompanies this Proxy Statement. The complete mailing address, including zip code, of the Company's principal executive offices is 240 Crandon Blvd., Suite 115, Key Biscayne, Florida, 33149, and its telephone number is (305) 365-9694.

                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation shall be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

      1. The election of nine members to the Company's Board of Directors to serve until the Annual Meeting of Shareholders of the Company's fiscal year 2001, or until their successors are duly elected and qualified;

      2. To consider and vote upon a proposal to ratify the selection of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending September 30, 2001;

      3. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted: (1) FOR the election of the nine nominees for director named below; and (2) FOR the ratification of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending September 30, 2001.

     In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting or any director nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters, in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on July 2, 2001, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,864,321 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

     The Company's Bylaws provide that the presence, in person or by proxy, of the holders of record of one-third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting are necessary to constitute a quorum. Pursuant to the Nevada General Corporation Law, directors (Proposal No. 1) will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Pursuant to the Company's Bylaws, the affirmative vote of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the ratification of auditors (Proposal No. 2). Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast "for" or "against" the election of any director (Proposal No. 1). HOWEVER, ABSTENTIONS ARE TREATED AS PRESENT AND ENTITLED TO VOTE AND THUS HAVE THE EFFECT OF A VOTE AGAINST THE RATIFICATION OF AUDITORS (PROPOSAL NO. 2). A broker non-vote on a matter is considered not entitled to vote on that matter and this is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted in favor of a proposal.

     If less than one-third of the outstanding shares of Common Stock entitled to vote are represented at the meeting, a majority of the shares so represented may adjourn the meeting to another date, time or place, and notice need not be given for the new date, time or place, if the new date, time or place is announced at the meeting before an adjournment is taken. Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies and shall receive, count and tabulate ballots and votes and determine the results thereof.

     A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 240 Crandon Blvd. Suite 115, Key Biscayne, Florida, 33149, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself, for examination by any shareholder.

                    DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

     Shareholder proposal for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in the year 2002 must be received at the principal executive offices of the Company on or before February 1, 2002. Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Shareholders in 2002 may do so by following the procedures prescribed in SEC Rule 14a-8.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     The Company's Articles of Incorporation and Bylaws provide that the number of directors shall consist of at least three members and not more than nine members, as shall be designated by the Board of Directors from time to time. The director nominees are: (1) Calixto Chaves; (2) Jorge M. Quesada; (3) Luis Guinot, Jr.; (4) Pedro J. De Matteu; (5) Dr. Federico Vargas; (6) Alfred E. Smith IV; (7) Luis Lauredo; (8) Jack Peeples; (9) Monica Chaves. Each such nominee currently serves as a Director of the Company, except for Mr. Pedro De Matteu and Mr. Luis Lauredo who are being nominated to fill vacancies left by departing directors Jose Pablo Chaves and Trond Sigurd Jensen. Mr. Lauredo was a Board member of the Company (from 1996 to 1999) until he was appointed by President William J. Clinton as the U.S. Ambassador to the Organization of American States. It will be Mr. Pedro De Matteu's first time as a Board member of the Company.

     The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors. Certain information regarding each nominee follows. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

CALIXTO CHAVES. Mr. Chaves is Chairman of the Board, President and CEO of the Company and has served as such since 1996. He is also the founder and President of the Board of Corporacion Pipasa, S.A. from its inception in 1969 to the present. He is currently on the Boards of Directors of Central American Oils and Derivatives, S.A., and American Oleaginous Industry. From 1994 to 1996, he was a board member of Cerveceria Americana, a private brewery. In 1994, he served as an advisor to the President of Costa Rica and the Ministry of Economic Business Affairs. From 1983 to 1985, he was a member of the Board of Directors of the Sugar Cane Agricultural League. From 1982 to 1986, he served as Minister of the Costa Rican Ministry of Industry, Energy and Mines and became Minister of Natural Resources in 1986.

MR. JORGE M. QUESADA. Mr. Quesada has been a member of the Board of Directors of the Company since August, 1996 and was the Company's CFO from August, 1996 to September,

1998. He is also a member of the Audit Committee of the Company. Mr. Quesada has held numerous positions with Corporacion Pipasa, S.A. ("Pipasa") since 1985, and was its Executive Vice President from 1990 to 1999. Mr. Quesada was appointed Executive President of Pipasa and Corporacion As de Oros, S.A. ("As de Oros") on March 1, 1999. He was a member of the Board of Directors of Banco de Fomento Agricola (d/b/a Banco Cuscatlan) from 1991 to 1996. From 1987 to 1991, he was on the Board of Directors of Financiera Belen, S.A. Mr. Quesada has conducted numerous seminars regarding marketing topics. He obtained his Degree in Business Administration, with emphasis on Public Accounting, from the University of Costa Rica in 1984.

HONORABLE AMBASSADOR MR. LUIS GUINOT, JR. Luis Guinot, Jr. was born in San Juan, Puerto Rico on April 8, 1935. He attended college in the United States, where he graduated from the Catholic University of America School of Law in Washington, D.C. After completing his undergraduate studies at New York University, he was commissioned an Ensign in the U.S. Navy where he served in several billets - both shore and afloat - including a tour of duty as gunnery officer of the destroyer USS Gearing (DD710) and Senior Shore Patrol Officer of the U.S. Sixth Fleet based in Naples, Italy. After completion of his military obligation, Mr. Guinot entered the private practice of law in Washington, D.C. Mr. Guinot has served as United States Ambassador to the Republic of Costa Rica, as the Assistant General Counsel of the United States Department of Agriculture and as Administrator of the Office of the Commonwealth of Puerto Rico in Washington, D.C. Additionally, Mr. Guinot has also appeared as speaker and lecturer on United States-Latin American Trade, North American Free Trade Agreement ("NAFTA"), and GATT related matters, and he is the author of several newspaper articles on the same subjects. Mr. Guinot is a member of the Commonwealth of Virginia and the District of Columbia Bar Associations and has been admitted to practice before the bars of the U.S. Supreme Court, the 1st and the 11th Circuit Court of Appeals, the Bars of the Southern District of New York, and the Southern District of Florida, Eastern Districts of Virginia, and the Court of Military Appeals. Mr. Guinot is also a fellow of the American Bar Foundation, a former member of the U.S. Presidential Commission on Civil Disorders (Kerner Commission) and former member of the Board of Directors of the Legal Services Corporation. Mr. Guinot was awarded the Grand Order of Juan Mora (Silver Plaque) by the Government of Costa Rica. He has been the featured speaker on Conferences on the general subject of hemispheric free trade and has served as legal advisor to U.S. corporations doing business in Latin America, as well as legal advisor to ministries of Central and South American countries. In addition to serving as a member of the Board of Directors of the Company, Mr. Guinot was recently appointed to serve on the Board of Directors of TECO Energy, Inc. of Tampa, Florida. He is currently a member of the U.S. law firm of Shapiro, Sher & Guinot. He devotes such time as is necessary to fulfill his obligations as an outside director of the Company.

MR. PEDRO J. DE MATTEU. Mr. De Matteu was born in Santa Ana, El Salvador. He attended college at the University of Arizona where he obtained his Bachelor's degree in Agriculture Science in 1964, and his Master's degree in Science, focused on Animal Nutrition, in 1966. After completing his studies at the University of Arizona, Mr. De Matteu became Hoffman Taff Western's (of Ontorio, California) Technical Service Representative. He also served as a Technical Director and Assistant to the President, as well as Consultant of the biggest feed mill in California and Arizona. He introduced the Feed Formulation Least Cost Linear Programming method, and developed antibiotic, vitamin and mineral pre-mix formulas. He also coordinated the technical staff activities such as sales and feed mill. Mr. De Matteu was also Manager of the

Animal Health Division, at Pfizer, A.S. for Central America and Panama, where he developed, among other activities: a small business in Central America which rose quickly to become number one in the field; established a Marketing and Sales Department; Coordinated the development and implementation of Marketing plans, including launching of new products that are still leaders in the field; worked as a poultry advisor for Central American poultry integrations; created Animal Health symposiums for the Central American and the Caribbean area, and participated as orator in National and International Congresses about Animal Health and Agriculture. In 1999, Mr. De Matteu became Director of the Animal Health Group in NOLA (Mexico, Central America and Venezuela), where he established the basis for a new stage of Animal Health Group. Currently he manages a family business in El Salvador.

DR. FEDERICO VARGAS. Dr. Vargas has been a member of the Board of Directors since August, 1996 and he is also a member and Chairman of the Audit Committee. He is also on the Board of Directors of Corporacion Pipasa S.A. and Financiera Belen, S.A., and was a Board Member of Restaurantes As de Oros, a subsidiary of As de Oros. He has served as a Professor of Economics and Social Sciences at the University of Costa Rica from 1963 to the present. Dr. Vargas has been extensively involved in political activities since 1974. From 1990 to 1994, he served as a Deputy in the Costa Rican Assembly. From 1993 to 1994, he was Chairman of the Legislative Section of the Partido Liberacion Nacional of Costa Rica. Prior to 1990, Dr. Vargas held a number of political offices including Minister of Finance on two occasions, Ambassador of Costa Rica to the United States, Ambassador of Costa Rica to the Organization of American States, Counselor to the President of Costa Rica in Finance and External Debt, with the rank of Minister of Economics, and Advisor to the President of Costa Rica. Dr. Vargas serves on the Boards of Directors and advisory bodies of numerous charitable and educational organizations and is the author of a number of publications in economic and educational matters. He obtained his Bachelor's degree in Business Administration from Nichols College in Massachusetts in 1954 and his Ph.D. from the University of Colorado in 1967. He has also attended the Wharton School of Finance and Commerce at the University of Pennsylvania. Dr. Vargas graduated from the University of Costa Rica with a degree in Business Administration. He devotes such time as may be necessary to fulfill his obligations as an outside director of the Company.

MR. ALFRED E. SMITH, IV. Mr. Smith has been a member of the Board of Directors of the Company since June 1, 1994. Mr. Smith is the Managing Director of the Wall Street firm of Hunter Specialists, LLC, New York, since January 1997. From 1979 to 1996, he was with CMJ Partners, a New York Stock Exchange member firm. Mr. Smith is the Chairman of the Government Relations Committee of the New York Stock Exchange, Director and Secretary of the Alfred Emanuel Smith Memorial Foundation, Chairman of the Cardinal's Committee for the Laity-Wall Street Division since 1985, Founder and Chairman of Hackers for Hope since 1989, Director of the Center for Hope since 1989, a Director at the Catholic Youth Organization until 1997, member of the President's Council of Memorial Sloan Kettering Hospital since 1986, and a member of the New York City Advisory Board of the Enterprise Foundation. Mr. Smith is also a member of the Board of Trustees of St. Vincent's Hospital and Medical Center, since 1986, and the Cavalry Hospital since 1998, and was a member of the Board of Trustees of Iona Prep School, Saint Agnes Hospital, and Our Lady of Mercy Medical Center. Mr. Smith is a member of the Association of the Sovereign Military Order of Malta. He has received numerous awards for his charity humanitarian work, including "Wall Street 50" Honoree Humanitarian

Award, Terence Cardinal Cooke Center in 1999; Man of the Year Award at Iona Prep in 1986, Club of Champions Gold Medal Award of the Catholic Youth Organization, Ellis Island Medal of Honor, the National Brotherhood Award of the National Conference of Christians and Jews, the Graymoor Community Service Award by the Franciscan Friars of the Atonement, the American Cancer Society's Gold Sword of Hope Award, and the Terence Cardinal Cooke Humanitarian Award by Our Lady of Mercy Medical Center. Mr. Smith was educated at Villanova University. He devotes such time as may be necessary to fulfill his obligations as an outside director of the Company.

Honorable Ambassador Luis Lauredo. On January 7, 2000, Mr. Lauredo was appointed United States Ambassador to the Organization of American States, and resigned from the Board of Directors of the Company. Mr. Lauredo served as Ambassador until June 2001. Mr. Lauredo has recently joined the law firm of Hunton & Williams and will be working out of its Miami and Washington, D.C. offices, focusing on international trade and governmental affairs. From 1995 to 1999, Mr. Lauredo was President of Greenberg Traurig Consulting, Inc., an affiliate of the international law firm, Greenberg Traurig Hoffman, Kipoff, Quentel & Rosen, of Miami, Washington, and New York. From 1994 to 1995, he was Executive Director of the Summit of the Americas. From 1992 to 1994, he was a Commissioner on the Florida Public Service Commission, as well as Chairman of the International Relations Committee of the National Association of Regulatory Utility Commissioners. In his career, Mr. Lauredo has held a number of positions in the banking industry, including Senior Vice President of the Export-Import Bank of the United States of America. He has represented the President of the United States as special U.S. Ambassador to the inaugurations of the Presidents of Columbia, Venezuela, Brazil, and Costa Rica. He also served as a founding Director of the Hispanic Council on Foreign Affairs (Washington, D.C.). Mr. Lauredo received his B.A. from Columbia University in New York City and has attended the University of Madrid in Spain and Georgetown University Law Center in Washington, D.C.

Monica Chaves. Ms. Chaves is Secretary of the Company and is also member of the Board of Directors of Corporacion Pipasa. Ms. Chaves joined Corporacion Pipasa as assistant manager in the company's Finance Division in 1991 where she was in charge of Pipasa's Special Investment Department. In 1996, when the Company went public, Ms. Chaves assumed the Company's Investor Relations Department. Ms. Chaves was appointed the Vice President of Administration of Pipasa and As de Oros on March 1, 1999. Ms. Chaves received a Bachelor's degree in Business Administration from Saint Michaels College, Vermont. Ms. Chaves is the daughter of Mr. Calixto Chaves.

Jack Peeples. Mr. Peeples is a member of the Audit Committee. He served in the Korean War as an Airborne Infantry Officer and Rifle Company Commander. He was awarded Combat Infantryman Badge, Bronze Star for Valor and Purple Heart. He graduated from the University of Florida College of Law in 1957, joined the law firm of former Governor Leroy Collins in Tallahassee, Florida. Mr. Peeples was appointed as Legislative Counsel to Governor Collins in 1958 and appointed to the Governor's Cabinet as State Beverage Director in 1959. Mr. Peeples returned to the private practice of law in 1961, specializing in legislative and administrative practice in Tallahassee, Florida; founding partner in Peeples, Earl & Blank in 1970 specializing in environmental law, and Senior Trial Counsel in numerous landmark environmental and regulatory cases. Retired from Peeples, Earl & Blank in 1994 and joined White & Case as Of Counsel. Served as Campaign Chairman and Chairman of Transition Team for Governor Lawton Chiles and Legislative and Senior Counsel to the Governor. Vice-Chairman of Governor's Commission on Governance, Vice-Chairman of Governor's Commission on the Homeless, Chairman of Florida Aviation Commission, Co-Chairman of the Dade County Homeless Trust, Board Member of the Florida
Independent College Fund, Member of the Board of Overseers, University of Florida Medical School, and representative of the Governor and Cabinet on the Downtown Development Authority. He has also served as General Counsel and member of the Board of Directors of Deltona Corporation, a NYSE company, as a member of the Board of Directors and Chairman of the Audit Committee of United Petroleum Group, a Hunt family company, as Senior Counsel and member of the Board of Directors of Senior Networks, Inc.



              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S
                             SHAREHOLDERS VOTE "FOR"
                   THE ELECTION OF THE NINE DIRECTOR NOMINEES









                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   MANAGEMENT


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended September 30, 2000, the Company's Board of Directors held three regularly scheduled meetings, and did not take action by unanimous written consent. Each Director of the Company attended at least 75% of the aggregate of (i) the number of the meetings of the Board which were held during the period that such person served on the Board of Directors and (ii) the number of meetings of committees of the Board of Directors held during the period that such person served on such committee.

     The Company has two committees: the Audit Committee and the Compensation Committee. The Company does not a have a Nominating Committee.

     The Audit Committee is currently composed of three directors: Dr. Federico Vargas, as Chairman, Mr. Jack Peeples, and Mr. Jorge Quesada. The Audit
Committee's functions include reviewing reports and audits with the Company's independent public accountants, and reporting their findings to the full Board. The Audit Committee met two times during the fiscal year ended September 30, 2000. The Audit Committee has adopted an Audit Committee Charter, a copy of which is attached hereto as Appendix "A" and is hereby incorporated by reference. In order to comply with the Independent Director requirements of
Section 121(A) of the American Stock Exchange Listing Standards, Policies and Requirements, the Company intends to appoint Mr. Luis Lauredo, if successfully elected to the Board of Directors, as a member of the Audit Committee. Upon such appointment, Mr. Jorge Quesda, currently the Executive President of the Company's subsidiaries, As de Oros and Pipasa, will simultaneously step down from his appointment on the Audit Committee. The Compensation Committee is currently comprised of Mr. Calixto Chaves, Mr. Jorge Quesada and Mr. Luis Guinot, Jr. The Compensation Committee's functions consist of recommending, reviewing and approving the salary and fringe benefit policies of the Company, including compensation of the Executive Officer of the Company. The Compensation Committee met one time during the fiscal year ended September 30, 2000.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee reviewed with the Company's Chief Financial Officer and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company's internal controls and the quality of the Company's financial reporting. The Audit Committee also discussed with the independent auditors other matters required to be discussed under Statement on Auditing Standards No. 61 (Communication With Audit Committees). The Committee received from the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Audit Committee did not engage in substantive discussions with the auditors regarding their independence from the Company.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity, and, in its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions and on the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board also have recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                           Dr. Federico Vargas (Chair)
                                           Mr. Jorge Quesada
                                           Mr. Jack Peeples

AUDIT FEES

     Arthur Andersen LLP served as the auditors for the Company for the fiscal year ended September 30, 2000. In addition to performing the audit of the Company's consolidated financial statements, Arthur Andersen provided various other services during fiscal 2000. The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were as follows:

             Audit and quarterly reviews               $166,500

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Arthur  Andersen  did  not  provide  any  services   related  to  financial
information systems design and implementation for the fiscal year ended September 30, 2000.

ALL OTHER FEES

     The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above under "Audit Fees", for the fiscal year ended September 20, 2000, were as follows:

             All Other Fees                            $55,120

These fees are related to services rendered in connection with tax planning, the preparation of the Company's tax returns and preparation of the Company's current reports filed with the United States Securities and Exchange Commission on Form 8-K in connection with its acquisition of the remaining outstanding minority interests in its subsidiaries As de Oros and Pipasa, respectively.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

     The Company reimburses all members of the Board of Directors for their expenses in connection with their activities as Directors of the Company. Directors of the Company receive additional compensation for their services as Directors at a rate of $200 for each Board Meeting that they attend.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT 1934

     Section 16(a) of the Securities Exchange Act 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and report changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such reports they file.

     To the Company's knowledge, during the fiscal year ended September 30, 2000, Mr. Calixto Chaves, (Chairman and Chief Executive Officer), Mr. Jorge Quesada, (Director of the Company), Mr. Antonio Echeverria, (Chairman and President of Comercial Angui S.A., a Costa Rican corporation ("Angui") who owns more than ten percent (10%) of the Company's outstanding Common Stock), and Mr. Jose Zamora, (Board Member of Corporacion Pipasa, S.A., one of the Company's subsidiaries), engaged in trading of the Company's Common Stock. Accordingly, all filings under Section 16(a) of the 1934 Act have been made by such persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the latest practicable date, July 2, 2001, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director,
(iii) certain executive officers of the Company, and (iv) all directors and officers as a group.


Name and Address of Beneficial Owner    Amount and Nature of Beneficial    Percentage of Shares Owned (2)
                                        Ownership (2) (3)
---------------------------------------------------------------------------------------------------------
Calixto Chaves                          5,548,433   (5)(4)                 44.44%
Comercial Angui S.A.                    2,318,130   (6)                    19.46%
Jorge M. Quesada                           45,795   (7)                    *
Monica Chaves                             133,334   (8)                    *
Alfred E. Smith IV                         33,334                          *
Jose Pablo Chaves                         279,324   (9)                    *
Jose A. Zamora                             47,295   (10)                   *
Luis Guinot, Jr.                        -                                  ---
Federico Vargas                         -                                  ---

--------------------
*    Indicates less than 1% of outstanding shares owned.

(1) Unless otherwise indicated, the address of each beneficial owner is Rica Foods, Inc., 240 Crandon Blvd. Suite 115, Key Biscayne, Florida 33149.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options, warrants and convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.

(3) Unless otherwise notes, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(4) Includes 861,315 shares of Common Stock owned of record by Atisbos de Belen, S.A., a Costa Rican corporation wholly-owned by Mr. Calixto Chaves and his wife, 704,857 shares of Common Stock owned of record by Inversiones Leytor, S.A., a Costa Rican company wholly-owned by Mr. Chaves, and 298,667 shares of Common Stock owned of record by OCC, S.A., a Costa Rican company wholly-owned by Mr. Chaves and his wife. Does not include 133,334 shares and 279,324 shares owned by his adult daughter and adult son, respectively.

(5) Includes 3,683,595 shares of Common Stock acquired by Inversiones La Ribera, a Costa Rican corporation owned by Mr. Chaves and his wife.

(6) Includes 1,670,921 shares of common Stock acquired by Comercial Angui S.A., a Costa Rican Corporation owned by Mr. Echeverria and his wife.

(7) Includes 45,795 shares owned by Jorque, S.A., a closely-held Costa Rican company whose principal shareholders are the wife and sons of Mr. Jorge Quesada.

(8) Owned of record by Moninternacional, S.A., a Costa Rican corporation owned by Monica Chaves, the adult daughter of Mr. Chaves. Mr. Chaves disclaims any beneficial ownership of these shares.

(9) Owned of record by RTROSPTVA S.A., a Costa Rican Corporation wholly owned by Jose Pablo Chaves, the son of Calixto Chaves. Mr. Calixto Chaves disclaims any beneficial ownership of these shares.

(10) Owned by Inversiones Zamora y Aguilar S.A., a Costa Rican corporation wholly-owned by Mr. Jose A. Zamora and wife.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth, for the fiscal years ended September 30, 1998, 1999 and 2000, the cash and certain other compensation paid or accrued by the Company's subsidiary, Pipasa, to Calixto Chaves, the Company's Chief Executive Officer. No other Executive Officer had an annual salary and bonus in excess of $100,000 during fiscal years ended September 30, 1998, 1999 and 2000.

                                                            Salary               Other
Name and Main Position                        Years     Compensation (1)    Compensation (2)
----------------------                        -----     ----------------    ----------------

Calixto Chaves - Chief Executive Officer      2000          $136,764             $5,633
Calixto Chaves - Chief Executive Officer      1999          $128,262             $1,953
Calixto Chaves - Chief Executive Officer      1998          $126,780             $1,993


(1) All compensation in the table above was paid in Costa Rican colones by the Company's subsidiary, Pipasa. All compensation in the table above has been converted to United States dollars at the then current exchange rate for Costa Rican colones.

(2)   Represents directors fees payable for acting as a director of Pipasa.

OPTION GRANTS

      The Company adopted a Stock Option Plan on May 29, 1998, pursuant to which 76 employees from the Company's Subsidiaries have exercised warrants for 7600 shares.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

      The Company has no employment agreements and no change in control agreements with any executive officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company has a Compensation Committee consisting of Mr. Luis Guinot, Jr., as Chairman, Mr. Calixto Chaves, and Mr. Jorge Quesada,. Both Mr. Chaves and Mr. Quesada are currently serving as officers of the Company. Mr. Chaves is the Chief Executive Officer and Mr. Quesada is the Treasurer. This Committee makes the determinations for stock issuances pursuant to the Company's compensation plans. The Company has no retirement, pension or profit sharing plans covering its officers and directors, but has contemplated the implementation of such a plan in the future through Pipasa and As de Oros.

                               PERFORMANCE GRAPH

The following graph sets forth the cumulative total shareholder return on the Company's Common Stock over the last six fiscal years, as compared to the total returns of the NASDAQ Stock Market Index and a group of peer companies (the "Peer Group"). The graph assumes $100 was invested on October 1, 1995, dividend reinvested in the Company's Common Stock, the NASDAQ Stock Market Index and the Peer Group.

The Peer Group includes the Company, Cagle's, Inc; Industrias Bachoco S.A.; Pilgrim's Pride Corporation (CLA and CLB); Sanderson Farms, Inc.; Seaboard Corporation, Tyson Foods, Inc; and WLR Food, Inc. The Peer Group consists of companies that are engaged in the poultry slaughtering and processing business. Companies included in the Peer Group were weighted by market capitalization from the beginning of each period for which a return is indicated.

                                              1995        1996        1997        1998       1999       2000
                                              ----        ----        ----        ----       ----       ----

RICA FOODS, INC.                             100.00      857.14      342.86      385.19     876.14     1257.14
SIC CODE INDEX                               100.00       99.48      134.67      121.07      96.63       71.42
NASDAQ MARKET INDEX-U.S. COS.                100.00      123.04      150.57      212.57     354.77      354.77


             APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                (Proposal No. 2)

      As recommended by the Audit Committee, the Board of Directors designated, subject to ratification by the shareholders, the firm of Arthur Andersen, LLP as independent auditors to audit and report on the Company's financial statements for the fiscal year ending September 30, 2001. Action by shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Board in order to give shareholders the final choice in the designation of independent auditors.

      Arthur Anderson, LLP has no direct or indirect financial interest in the Company or in any of its subsidiaries, nor has it had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee director, officer or employee. Representatives of Arthur Andersen, LLP will be present at the meeting of shareholders and will be afforded an opportunity to make a statement, if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S
                    SHAREHOLDERS VOTE "FOR" THE RATIFICATION
                OF ARTHUR ANDERSEN, LLP AS INDEPENDENT AUDITORS.


                               REPORT ON FORM 10-K

      The  Company's  Annual  Report  on Form  10-K for the  fiscal  year  ended
September 30, 2000, as filed with the United States Securities and Exchange Commission, is available to shareholders, without charge, upon written request directed to Monica Chaves, Secretary, Rica Foods, Inc. Crandon Blvd., Suite 115, Key Biscayne, Florida 33149.

                                  OTHER MATTERS

      Management knows of no other business to be presented for action at the Annual Meeting, but if any other business should properly come before the meeting, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder, in their discretion.

                                         By Order of the Board of Directors


                                         Monica Chaves
July 18, 2001                            Corporate Secretary

                           PLEASE SIGN, DATE AND MAIL
                    YOUR PROXY CARD BACK AS SOON AS POSSIBLE:

                         ANNUAL MEETING OF STOCKHOLDERS
                                RICA FOODS, INC.

                                 AUGUST 31, 2001

                 Please Detach and Mail in the Envelope Provided
                 -----------------------------------------------

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2.


                                 PROPOSAL NO. 1


                                    VOTE FOR all nominees
                                  listed below, except vote       VOTE WITHHELD
                                 withheld from the following          FROM
                                      nominee (if any):           ALL NOMINEES
                                            [   ]                    [   ]

(1)   To  elect  nine  (9)
      directors   to   the
      Board  of  Directors
      of Rica to hold office until the next Annual Meeting of Stockholders of Rica following their election or until their successors are duly elected and qualified.

Nominees:  (1) Calixto  Chaves;  (2) Jorge M.  Quesada;  (3) Luis  Guinot,  Jr.;
(4) Pedro  J.  De Matteu;  (5) Dr. Federico  Vargas;  (6) Alfred  E.  Smith  IV;
(7) Luis Lauredo; (8) Jack Peeples; (9) Monica Chaves

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

--------------------------------------------------------------------------------


                                 PROPOSAL NO. 2

                                                               FOR        AGAINST      ABSTAIN
(2)  Ratification of the appointment of Arthur                 [ ]          [ ]          [ ]
       Andersen, LLP as independent auditors of the
       Company for the fiscal year ended September
       30, 2001


PLEASE MARK, SIGN AND RETURN THIS PROXY CARD AND PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature            Dated:      , 2001  Signature            Dated:      , 2001
         ------------      ------                 ------------      ------
                                                (if held jointly)


IMPORTANT: Please sign exactly as your name appears on the stock certificate. If acting as attorney, executor, trustee, guardian or in other representative capacity, sign the name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.

                                                                    APPENDIX "A"

                                RICA FOODS, INC.
                             AUDIT COMMITTEE CHARTER

I.    PURPOSE

      The Audit Committee is a committee of the Board of Directors. The primary function of the Audit committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the stockholders and others, the systems of internal controls which management and the board of directors have established, and the audit process. The independent auditor is ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for stockholder approval in any proxy statement.)

      The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Sections III-VI of this Charter.

II.   COMPOSITION OF THE AUDIT COMMITTEE

      The Audit Committee shall be comprised of not less than three directors, all of whom have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation. Each member of the Audit Committee shall meet the independence requirements set forth in
Section 121(A) (or qualify for an exemption under Section 121(B)(b)(ii)) of the American Stock Exchange Listing Standards, Policies, and Requirements, as applicable, and as may be modified or supplemented. Each member of the Audit Committee shall be financially literate, as determined by the Corporation's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise, as determined by the Board of Directors in its business judgment.

      The members of the Audit Committee shall be elected by the Board of Directors. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership. The duties and responsibilities of a member of the Audit Committee are in addition to those duties of such member as a member of the Board of Directors.

III.  CONTINUOUS ACTIVITIES - GENERAL

      The Audit Committee shall:

      1. Provide an open avenue of communication between the independent auditor and the Board of Directors.

      2. Meet four times per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

      3. Confirm and assure the independence of the independent auditor. With respect to the independence of the independent auditor, the Audit Committee must:

           (a) Ensure that the independent auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditor and the Corporation. This statement must comply with Independence Standards Board Standard No. 1, as may be modified or supplemented;

           (b) Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and

           (c) Recommend that the Board of Directors take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

      4. Instruct the independent auditor that the Board of Directors and the Audit Committee are the independent auditor's clients.

      5. Inquire of management and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

      6.   Consider and review with the independent auditor:

           (a) The adequacy of the Company's internal controls including computerized information system controls and security; and

           (b) Related findings and recommendations of the independent auditor together with management's responses.

      7.   Consider and review with management and the independent auditor:

           (a) Significant findings during the year, including the status of previous audit recommendations;

           (b) Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information;

      8. Meet periodically with the independent auditor and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

      9.   Review/assess  and  approve  significant   conflict-of-interest   and
           related-party transactions, as well as current violations of company policy, if any.

      10.  Assess the performance of the Audit Committee through the following:

           (a)  Solicit   informal   feedback   from  the  Board  of  Directors,
                President,   CFO,   and   independent   auditors   on   specific
                opportunities to improve overall Audit Committee effectiveness;

           (b) Assess the contribution and performance of individual committee members (this should be done periodically by the committee chair) for review with the Chairman of the Board of Directors and the President;

           (c) Consult with independent auditors and others on typical audit committee practices in relation to current Audit Committee practices, and institute appropriate change;

           (d) Report periodically to the Board of Directors on significant results of the foregoing activities; and

           (e) Complete a self-assessment process at least every two years and review the results with the Board of Directors, top management and independent auditors.

      11. Set guidelines for Audit Committee education and orientation to assure understanding of the business and the environment in which the company operates through the following:

           New Members

           (a) Meet with Audit Committee Chair and jointly agree on specific orientation and education needs;

           (b)  Receive tailored information about the Company's:

                o   business and industry;
                o   key business and financial risks and risk control processes;
                o   important legal and regulatory requirements; and
                o   code of ethical conduct;

           (c) Meet with the President and the Chief Financial Officer and, as necessary, independent auditors, to get the background on key business and financial risks, accounting principles, and other relevant matters.

                All Members

           (a)  Routinely receive highly focused information about:

                o   important,   relevant  industry  issues,   developments  and
                    trends;
                o   key financial and other performance indicators;
                o significant and relevant proposed changes in financial reporting and regulatory requirements; and
                o other ongoing business risk matters as determined by the Audit Committee;

           (b) Participate, over time, in in-depth discussions of business processes to manage risk:

                o    Risk management;
                o    Regulatory compliance;
                o    Company-specific "vital few" processes;

           (c) Selectively (committee member) make periodic visits to new or troubled locations, meet with local management and report to the full Audit Committee; and

           (d) Attend relevant outside seminars and share information at subsequent Audit Committee meetings.

      12. Report periodically to the Board of Directors on significant results of the foregoing activities.

IV.   CONTINUOUS ACTIVITIES - RE: REPORTING-SPECIFIC POLICIES

      1.   Advise financial management and the independent auditor that they are
           expected  to  provide  a  timely  analysis  of  significant   current
           financial reporting issues and practices including the following:

           (a)  Selection of new or changes to accounting policies;

           (b)  Estimates, judgments, and uncertainties;

           (c)  Unusual transactions;

           (d) Accounting policies relating to significant financial statement items, including the timing of transactions and the period in which they were recorded.

      2. Ensure that financial management and the independent auditor discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by management and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

      3. Inquire as to the independent auditor's independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles, the consistency of the Company's accounting policies, and the clarity and completeness of the Company's financial statements and related disclosure practices used or proposed to be adopted by management in connection with the independent auditors review of interim and audit of annual financial statements prior to filing its Form 10-Q and 10-K, respectively. Involve, as appropriate, members of management including the President, Chief Financial Officer and general counsel in the quarterly discussions.

      4.  Determine,  with regard to new transactions or events, the independent
          auditor's   reasoning  for  the   appropriateness  of  the  accounting
          principles and disclosure practices adopted by management.

      5. Set guidelines for monitoring compliance with SEC Staff Accounting Bulletin ("SAB") No. 99 - Materiality, SAB No. 101 - Revenue Recognition and other SABs as released or become applicable to the company:

           (a) Consider the SABs in the discussion of the quality, not just the acceptability, of the Company's accounting principles with management and the independent auditors;

           (b) Review and approve all unrecorded adjustments to the Company's financial statements which were identified by either management or the independent auditors. Ensure that the requirements of SAB No. 99 have been met. Consult with legal counsel as necessary; and

           (c)  Discuss with management and the independent auditors:

                o   The implications of each SAB to the Company;
                o The control processes in place at the Company to ensure compliance with each SAB;
                o The audit approach used by the independent auditors to test the Company's control processes; and
                o For each recorded and each unrecorded adjustment, the business and financial reporting risks and/or control process deficiencies that gave rise to the adjustment.

V.    SCHEDULED ACTIVITIES

      1. Recommend the selection of the independent auditor for approval by the Board of Directors, approve the compensation of the independent auditor and review and approve the discharge of the independent auditor.

      2. Consider, in consultation with the independent auditor, the audit scope and plan of the independent auditor.

      3.  Review  with  management  and the  independent  auditor the results of
          annual  audits  and  related  comments  in  consultation   with  other
          committees as deemed appropriate including:

           (a) The Company's audited annual financial statements and related footnotes;

           (b) The independent auditor's audit of, and report on the financial statements;

           (c) Any significant changes required in the independent auditor's audit plans;

           (d) Any difficulties or disputes with management encountered during the course of the audit; and

           (e) Other matters related to the conduct of the audit which are to be communicated to the Audit committee under Generally Accepted Auditing Standards.

      4. Review the Company's annual filings with the SEC and other published documents containing the Company's financial statements and consider whether to recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K filing with the SEC.

      5.  Review  the  interim   financial   reports  with  management  and  the
          independent auditor before those interim reports are released to the public or filed with the SEC or other regulators.

      6. Review policies and procedures with respect to officer's expense accounts and perquisites annually, including their use of corporate assets, and consider having possible material areas of concern reviewed by the independent auditor.

      7. Review annually with the independent auditor the results of the monitoring of compliance with the Company's code of conduct.

      8. Disclose in the Company's annual proxy statement whether all members of the Audit Committee are independent. Also disclose that the Audit Committee is governed by a written charter and include a copy of the charter in the proxy at least once every three years.

      9. Include a report in the Company's annual proxy statement stating whether:

           (a) The Audit Committee reviewed and discussed the audited financial statements with management;

           (b) The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, Communications with Audit Committees and SAS 90, Audit Committee Communication, an amendment to SAS 61 (as set forth in Article IV hereof), as may be modified or supplemented;

           (c) The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditor the independent auditor's independence; and

           (d) Based on the review and discussions referred to in paragraphs 9(a) through 9(c), the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

      10. Arrange for the independent auditor to be available to the full Board of Directors at least annually to help provide a basis for the Board of Directors to recommend the appointment of the independent auditor.

      11. Set  guidelines for review of stock  exchange  certifications  and SEC
          proxy  statement   disclosure   requirements   related  to  the  Audit
          Committee.

      12. Review and update the Audit Committee Charter annually.

VI.   "WHEN NECESSARY" ACTIVITIES

      1. Review and approve requests for any management consulting engagement to be performed by the independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

      2. Review periodically with general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies and programs.

      3. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation or in discharging its responsibilities.

      4. Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation or Bylaws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.